UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-2474

Midas Dollar Reserves, Inc.

(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Thomas B. Winmill, President

Midas Dollar Reserves, Inc.

11 Hanover Square, 12th Floor

New York, NY 10005

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 3/31/08

Item 1. Schedule of Investments

Midas Dollar Reserves, Inc.

Schedule of Portfolio Investments

March 31, 2008

(Unaudited)

Principal Amount	U.S. GOVERNMENT AGENCIES (99.82%)	Yield*	Value**

$ 800,000	Federal Home Loan Bank, due 4/11/08†	2.70%	$ 799,400
600,000	Federal Home Loan Bank, due 4/18/08†	2.74%	599,224
980,000	Federal Home Loan Bank, due 5/05/08†	2.22%	977,945
240,000	Federal Home Loan Bank, due 5/23/08	1.90%	239,341
1,280,000	Federal Home Loan Bank, due 6/04/08	1.92%	1,275,631
650,000	Federal Home Loan Bank, due 6/13/08	2.05%	647,298
1,110,000	Federal Home Loan Bank, due 6/18/08	2.06%	1,105,046
760,000	Federal National Mortgage Association, due 4/30/08	2.53%	758,451
400,000	Federal National Mortgage Association, due 5/16/08	2.15%	398,925
1,850,000	Freddie Mac Discount Note, due 4/04/08	2.67%	1,849,588
910,000	Freddie Mac Discount Note, due 4/29/08	2.50%	908,230
1,030,000	Freddie Mac Discount Note, due 5/12/08†	2.30%	1,027,302
650,000	Freddie Mac Discount Note, due 6/09/08	2.09%	647,394

Total investments (cost: $11,233,775)	11,233,775

Cash and other assets less liabilities (0.18%)	19,766

Net assets (100.00%)	$ 11,253,541

* Represents discount rate at date of purchase for discount securities, or coupon for coupon-bearing securities.
** Cost of investments for financial reporting and for federal income tax purposes is the same as value.
†Fully or partially pledged as collateral on bank credit facility.

NOTE TO SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED):

SECURITY VALUATION

The Fund values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) on January 1, 2008. FAS 157 defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 establishes a framework for measuring fair value and a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The Fund’s investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2008 in valuing the Fund’s investments:

Investment in
Valuation Inputs	Securities

Level 1	$ -
Level 2	11,233,775
Level 3	-

Total	$ 11,233,775

Item 2. Controls and Procedures

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MIDAS DOLLAR RESERVES, INC.

By: /s/ Thomas B. Winmill

Thomas B. Winmill, President

Date: May 23, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill

Thomas B. Winmill, President

Date: May 23, 2008

By: /s/ Thomas O'Malley

Thomas O'Malley, Chief Financial Officer

Date: May 23, 2008

EXHIBIT INDEX

(a)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)